UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 9, 2009
Date of Report (Date of earliest event reported)
Cuisine Solutions, Inc.
(Exact name of registrant as specified in its charter)

DE	001-32439	52-0948383

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2800 Eisenhower Ave Suite 450, Alexandria, VA	22314

(Address of principal executive offices)	(Zip Code)
703-270-2900
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
8.01 Other Events
9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EX-3.1 Certificate of Amendment, filed September 9, 2009, to effect a 1-for-5,000 reverse stock split
EX-3.2 Certificate of Amendment, filed September 9, 2009, to effect a 5,000-for-1 forward stock split

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the events described in Item 8.01 below, on September 9, 2009, Cuisine Solutions, Inc., a Delaware corporation (the “Company”), filed a Form 25 with the Securities and Exchange Commission (the "Commission") to voluntarily withdraw its common stock from listing on the NYSE Amex LLC and to deregister its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 8.01  Other Events

On September 9, 2009, the Company held a special meeting of stockholders. At the special meeting, a majority of outstanding shares of the Company’s common stock, $0.01 par value per share adopted and approved amendments to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of 1-for-5,000 (the “Reverse Stock Split”), followed immediately by a 5,000-for-1 forward stock split of the shares of common stock (the “Forward Stock Split”). The amendments were adopted and approved with (a) 12,524,620 shares of common stock voting in favor of the Reverse Stock Split, 563,328 shares voting against the Reverse Stock Split and 15,200 shares abstaining, and (b) 12,523,862 shares of common stock voting in favor of the Forward Stock Split, 563,586 shares voting against the Forward Stock Split and 128,700 shares abstaining.

Also on September 9, 2009, the Company filed Certificates of Amendment with the State of Delaware to effect the Reverse Stock Split followed immediately by the Forward Stock Split (together, the “Split Transaction”), both effective September 9, 2009. As a result of the Split Transaction, the holders of fewer than 5,000 shares prior to the Reverse Stock Split that would otherwise be entitled to receive fractional shares of less than one share pursuant to the Reverse Stock Split will be cashed out and the fractional shares that would otherwise have resulted from the Reverse Stock Split represent solely the right to receive cash in the amount of $1.30 per whole share of common stock held immediately prior to the effectiveness of the Reverse Stock Split. Holders of 5,000 or more shares prior to the Split Transaction will continue to hold the same number of shares after giving effect to the Split Transaction.

The Company will file a Form 15 with the Securities and Exchange Commission (the “Commission”) and cease reporting as a public company.

For a more detailed discussion of the Split Transaction, please see the definitive Proxy Statement of the Company, filed August 7, 2009 with the Commission.

Item 9.01  Financial Statements and Exhibits

d) Exhibits

3.1  Certificate of Amendment, filed September 9, 2009, to effect a 1-for-5,000 reverse stock split

3.2  Certificate of Amendment, filed September 9, 2009, to effect a 5,000-for-1 forward stock split

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.
Date: September 14, 2009	By:	/s/ Ronald Zilkowski
Ronald Zilkowski
Chief Financial Officer, Secretary & Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

EX-3.1	Certificate of Amendment, filed September 9, 2009, to effect a 1-for-5,000 reverse stock split

EX-3.2	Certificate of Amendment, filed September 9, 2009, to effect a 5,000-for-1 forward stock split